UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

Willis Towers Watson Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) (44)-(20)-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.000304635 per share	WTW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2022, the Board of Directors (the “Board”) of Willis Towers Watson (the “Company”) appointed Mr. Stephen Chipman, Ms. Jackie Hunt, and Mr. Fredric Tomczyk to the Board, each with a start date effective April 1, 2023. In addition, two current directors, Mr. Brendan O’Neill and Ms. Linda Rabbitt, gave notice to the Company that they will not be standing for re-election at the Company’s next Annual General Meeting, to be held in the second quarter of 2023. Each has decided not to stand for re-election in light of other commitments and in furtherance of the Board succession plan. There is no disagreement between the Company and either Mr. O’Neill or Ms. Rabbitt on any matter relating to the Company’s operations, policies or practices. As a result of the timing of the above appointments and departures, the Board will increase its size briefly to 12 directors immediately before April 1, 2023, and then reduce the size of the Board to 10 directors following the conclusion of the 2023 Annual General Meeting.

There are no arrangements or understandings between Mr. Chipman, Ms. Hunt and Mr. Tomczyk and any other person pursuant to which they will join the Board, and none of Mr. Chipman, Ms. Hunt or Mr. Tomczyk is a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933.

7.01 Regulation FD

On December 8, 2022, the Company issued a press release announcing changes to the Board, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release is being furnished pursuant to this Item 7.01 and shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued December 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2022	WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

	By:	/s/ Matthew Furman
Matthew Furman
General Counsel